[Letterhead Kramer Levin Naftalis & Frankel LLP]


                                 April 29, 1999

Stralem Fund
405 Park Avenue
New York, New York 10022

                              Re:    Stralem Fund
                                     Registration No. 2-34277
                                     ------------------------

Dear Gentlemen:


               We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A.


                                    Very truly yours,

                                    /s/ Kramer Levin Naftalis & Frankel LLP